EXHIBIT 8(b)

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                                 Long-Term Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      Long-Term Fund - charge per account                   $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
Long-Term Fund


By:   /s/ MICHAEL J.C. ROTH                     By:  /s/ JOSEPH H.L. JIMENEZ
      ---------------------                          ------------------------
      Michael J. C. Roth                             Joseph H. L. Jimenez
      President                                      Vice President


Date: January 1, 1999                           Date: January 1, 1999

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                             Intermediate-Term Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      Intermediate-Term Fund - charge per account            $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
Intermediate-Term Fund


By:  /s/ MICHAEL J.C. ROTH                      By: /s/ JOSEPH H.L. JIMENEZ
     ----------------------                         ------------------------
     Michael J. C. Roth                             Joseph H. L. Jimenez
     President                                      Vice President


Date: January 1, 1999                           Date: January 1, 1999

                          USAA Transfer Agency Company


                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                                Short-Term Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      Short-Term Fund - charge per account                  $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
Short-Term Fund


By:  /s/ MICHAEL J.C. ROTH                      By: /s/ JOSEPH H.L. JIMENEZ
     ---------------------                          -----------------------
     Michael J. C. Roth                             Joseph H. L. Jimenez
     President                                      Vice President

Date: January 1, 1999                           Date: January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                          Tax Exempt Money Market Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      Tax Exempt Money Market Fund - charge per account     $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
Tax Exempt Money Market Fund


By:  /s/ MICHAEL J.C. ROTH                      By:  /s/ JOSEPH H.L. JIMENEZ
     ---------------------                          -------------------------
     Michael J. C. Roth                             Joseph H. L. Jimenez
     President                                      Vice President


Date: January 1, 1999                           Date: January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                              California Bond Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      California Bond Fund - charge per account     $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
California Bond Fund


By:  /s/ MICHAEL J.C. ROTH                      By:  /s/ JOSEPH H.L. JIMENEZ
     ---------------------                          ------------------------
     Michael J. C. Roth                             Joseph H. L. Jimenez
     President                                      Vice President


Date: January 1, 1999                           Date: January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                       California Money Market Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      California Money Market Fund - charge per account             $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
California Money Market Fund


By:  /s/ MICHAEL J.C. ROTH                      By: /s/ JOSEPH H.L. JIMENEZ
     ---------------------                           -----------------------
     Michael J. C. Roth                             Joseph H. L. Jimenez
     President                                      Vice President


Date: January 1, 1999                           Date: January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                               New York Bond Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      New York Bond Fund - charge per account       $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
New York Bond Fund


By:  /s/ MICHAEL J.C. ROTH                      By:  /s/ JOSEPH H.L. JIMENEZ
     ---------------------                           -----------------------
     Michael J. C. Roth                              Joseph H. L. Jimenez
     President                                       Vice President


Date: January 1, 1999                           Date:    January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                             New York Money Market Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      New York Money Market Fund - charge per account               $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
New York Money Market Fund


By:  /s/ MICHAEL J.C. ROTH                    By:  /s/ JOSEPH H.L. JIMENEZ
     ---------------------                         -----------------------
      Michael J. C. Roth                           Joseph H. L. Jimenez
      President                                    Vice President


Date: January 1, 1999                           Date:    January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                               Virginia Bond Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      Virginia Bond Fund - charge per account       $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
Virginia Bond Fund


By:  /s/ MICHAEL J.C. ROTH                    By: /s/ JOSEPH H.L. JIMENEZ
     ---------------------                        -----------------------
     Michael J. C. Roth                           Joseph H. L. Jimenez
     President                                    Vice President


Date: January 1, 1999                           Date:    January 1, 1999

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                           Virginia Money Market Fund


GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


      Virginia Money Market Fund - charge per account               $28.50


USAA TAX EXEMPT FUND, INC.                      USAA TRANSFER AGENCY COMPANY
Virginia Money Market Fund


By:  /s/ MICHAEL J.C. ROTH                       By:  /s/ JOSEPH H.L. JIMENEZ
     ---------------------                            -----------------------
     Michael J. C. Roth                               Joseph H. L. Jimenez
     President                                        Vice President


Date: January 1, 1999                           Date:    January 1, 1999

                                 EXHIBIT 8(c)

January 12, 1999

USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on Schedule A hereto 9800 Fredericksburg Road San Antonio, Texas 78288

Attention: Michael J.C. Roth, President

Gentlemen:

This Facility Agreement Letter (this "Agreement") sets forth the terms and conditions for loans (each a "Loan" and collectively the "Loans") which USAA Capital Corporation ("CAPCO") may from time to time make during the period commencing January 12, 1999 and ending January 11, 2000 (the "Facility Period") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "Borrower" and collectively the "Borrowers"), each of which is executing this Agreement on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on Schedule A hereto (as hereafter modified or amended in accordance with the terms hereof) (each a "Fund" and collectively the "Funds"), under a master revolving credit facility (the "Facility"). USAA Investment Management Company is the Manager and Investment Advisor of each Fund. This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 13, 1998, between the Borrowers and CAPCO. CAPCO and the Borrowers hereby agree as follows:

       1. AMOUNT. The aggregate principal amount of the Loans which may be advanced under this Facility shall not exceed, at any one time outstanding, Five Hundred Million Dollars ($500,000,000). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under this Facility shall not exceed the borrowing limit (the "Borrowing Limit") on borrowings applicable to such Fund, as set forth on Schedule A hereto.

       2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit (Schedule A) and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility or any other facility, if the aggregate amount of such Loan and any other such loan exceeds 5% of the total assets of such Fund.

       3. BORROWING RATE AND MATURITY OF LOANS. CAPCO may make Loans to a Borrower and the principal amount of the Loans outstanding from time to time shall bear interest at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the applicable Borrower and CAPCO. Notwithstanding the above, all Loans to a Borrower shall be made available at a rate per annum equal to the rate at which CAPCO would make loans to affiliates and subsidiaries. Further, if the CAPCO rate exceeds the rate at which a Borrower could obtain funds pursuant to the NationsBank, N.A. ("NationsBank") 364-day committed $100,000,000 Master Revolving Credit Facility, the Borrower will in the absence of predominating circumstances, borrow from NationsBank. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the Federal Funds Rate plus 1 percent (100 basis points) and shall be payable on demand.

       4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and subject to the terms and conditions contained herein, CAPCO may make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may at CAPCO's sole and absolute discretion, borrow, repay and reborrow funds hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A. Each Loan shall be in an aggregate amount not less than One Hundred Thousand United States Dollars (U.S. $100,000) and increments of One Thousand United States Dollars (U.S. $1,000) in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2 p.m. San Antonio time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, subject to the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).

       5. FACILITY FEE. As this Facility is uncommitted, no facility fee shall be charged by CAPCO.

       6. OPTIONAL TERMINATION. The Borrowers shall have the right upon at least three (3) business days prior written notice to CAPCO, to terminate the Facility.

       7. MANDATORY TERMINATION OF THE FACILITY. The Facility, unless extended by written amendment, shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (together with accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

       8. UNCOMMITTED FACILITY. The Borrowers acknowledge that the Facility is an uncommitted facility and that CAPCO shall have no obligation to make any Loan requested during the Facility Period under this Agreement. Further, CAPCO shall not make any Loan if this Facility has been terminated by the Borrowers, or if at the time of a request for a Loan by a Borrower (on behalf of the applicable Fund(s)) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Borrower (or such applicable Fund(s)).

       9. LOAN REQUESTS. Each request for a Loan (each a "Borrowing Notice") shall be in writing by the applicable Borrower(s), except that such Borrower(s) may make an oral request (each an "Oral Request") provided that each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("Terms") of the requested Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower(s) which are borrowing such Loan and the amount of such Loan to be borrowed by each Borrower, (iv) the Funds for whose benefit the loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, and (v) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio time on the day the Loan is requested to be made.

Each Borrowing Notice shall constitute a representation to CAPCO by the applicable Borrower(s) that all of the representations and warranties in
Section 12 hereof are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring.

       10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

               (a) CAPCO shall provide each applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; provided, however, that the failure to do so shall not affect the obligation of any such Borrower;

               (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower(s) as specified in EXHIBIT B to this Agreement or as such Borrower(s) shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in Section 11) of such Borrower(s); and

               (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; provided, however, that the failure to do so shall not affect the obligation of any Borrower.

               (d) CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify CAPCO thereof.

       11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to CAPCO (a) the duly executed Note, (b) Resolutions of each Borrower's Trustees or Board of Directors authorizing such Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D to this Agreement, authorizing certain individuals ("Authorized Individuals"), to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, and (d) the Opinion of Counsel to USAA Investment Management Company, Manager and Advisor to the Borrowers, with respect to such matters as CAPCO may reasonably request .

       12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby makes with respect to itself, and as may be relevant, the series of Funds comprising such Borrower, the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

               (a) ORGANIZATION, STANDING, ETC. The Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

               (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. The Borrower has furnished CAPCO with certain financial statements of such Borrower with respect to itself and the applicable Funds, all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by such Borrower or the applicable Funds in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

               (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of the Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement of such Borrower or the applicable Funds, or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Funds, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of such Borrower or the applicable Funds pursuant to any such term. The Borrower and the applicable Funds are not in violation of any term of their respective charter, by-laws or trust agreement, and such Borrower and the applicable Funds are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

               (d) SEC COMPLIANCE. The Borrower and the applicable Funds are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. The Borrower and the applicable Funds are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Funds;

               (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of the Borrower's knowledge, threatened against such Borrower or the applicable Funds in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which, if adversely determined, could have a material adverse effect on the assets or business operations of such Borrower or the applicable Funds or the ability of such Borrower and the applicable Funds to pay and perform their obligations hereunder and under the Notes;

               (f) BORROWERS' RELATIONSHIP TO FUNDS. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are subject to and liable for such Loans and are available (except as subordinated to borrowings under the NationsBank committed facility) to the applicable Borrower for the repayment of such Loans; and

               (G) YEAR 2000 PREPAREDNESS. Each Borrower has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, such Borrower reasonably believes that all computer applications that are material to its business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Funds or the ability of such Borrower and the applicable Funds to pay and perform their obligations hereunder and under the Note.

       13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal and interest due to CAPCO by a Borrower pursuant to any Loan made to such Borrower is irrevocably paid in full, and until the Facility is terminated, such Borrower (for itself and on behalf of its respective Funds) agrees:

               (a) To deliver to CAPCO as soon as possible and in any event within ninety (90) days after the end of each fiscal year of such Borrower and the applicable Funds, Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

               (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Funds, Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Funds Semiannual Report to shareholders, together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

               (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower to perform its obligations under this Agreement or the Note;

               (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

               (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could materially affect the ability of such Borrower or the applicable Funds to promptly repay the outstanding Loans or otherwise perform their obligations hereunder;

               (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed , and until such Loan is repaid in full, to deliver to CAPCO, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

               (g) Upon the request of CAPCO which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

       14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal and interest due to CAPCO by a Borrower pursuant to any Loan made to such Borrower is irrevocably paid in full, and until the Facility is terminated, such Borrower (for itself and on behalf of its respective Funds) agrees:

               (a) Not to incur any indebtedness for borrowed money (other than pursuant to the One Hundred Million Dollar ($100,000,000) committed Master Revolving Credit Facility with NationsBank, the Two Hundred Fifty Million Dollar ($250,000,000) committed Master Revolving Credit Facility with CAPCO and for overdrafts incurred at the custodian of the Funds from time to time in the normal course of business) except the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

               (b) Not to  dissolve or  terminate  its  existence,  or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (other than assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; provided that a Borrower may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 of the Investment Company Act of 1940.

       15. EVENTS OF DEFAULT. If any of the following events (each an "Event of Default") shall occur (it being understood that an Event of Default with respect to one Fund or Borrower shall not constitute an Event of Default with respect to any other Fund or Borrower):

               (a) Any Borrower or Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five (5) days after the same becomes due and payable, whether at maturity or with respect to any Facility Fee at a date fixed for the payment thereof;

               (b) Any Borrower or Fund shall default in the performance of or compliance with any term contained in Section 13 hereof and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given such Borrower or Fund by CAPCO;

               (c) Any Borrower or Fund shall default in the performance of or compliance with any term contained in Section 14 hereof;

               (d) Any Borrower or Fund shall default in the performance or compliance with any other term contained herein and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given such Borrower or Fund by CAPCO;

               (e) Any representation or warranty made by a Borrower or Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

               (f) An event of default shall occur and be continuing under any other facility; then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the applicable Borrower or Fund (i) terminate the Facility with respect to such Borrower or Fund and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Borrower or Fund, and all other amounts due hereunder with respect to such Borrower or Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers.

       16. NEW BORROWERS; NEW FUNDS. So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO, which consent will not be unreasonably withheld:

               (a) Any investment company that becomes part of the same "group of investment companies" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended Schedule A and Exhibit B to this Agreement to CAPCO (which amended Schedule A and Exhibit B shall replace the corresponding Schedule and Exhibit which are, then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "Borrower" hereunder; and

               (b) A Borrower may, by submitting an amended Schedule A and Exhibit B to this Agreement to CAPCO (which amended Schedule A and Exhibit B shall replace the corresponding Schedule and Exhibit which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of Schedule A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior approval of CAPCO.

       17. LIMITED RECOURSE. CAPCO agrees (i) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (ii) that no assets of any fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

       18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower(s) and/or Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses.

       19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

       20. EXPENSES. The Fund(s) (to be allocated among the Funds as the Borrowers deem appropriate) shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note.

       21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

       22. NOTICES. All notices hereunder and all written, facsimile or telecopied confirmations of Oral Requests made hereunder shall be sent to the Borrowers as indicated on EXHIBIT B and to CAPCO as indicated on EXHIBIT C.

       23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged except by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

       24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof.

       25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers, the Funds and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION


By:      /S/ LAURIE B. BLANK
         ------------------------
         Laurie B. Blank
         Vice President-Treasurer

AGREED AND ACCEPTED this 12th
Day of January, 1999.

USAA MUTUAL FUND, INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHAEL J.C. ROTH
         ------------------------
         Michael J.C. Roth
         President


USAA INVESTMENT  TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHAEL J.C. ROTH
         ------------------------
         Michael J.C. Roth
         President


USAA TAX EXEMPT FUND,  INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHAEL J.C. ROTH
         ------------------------
         Michael J.C. Roth
         President


USAA STATE  TAX-FREE  TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHAEL J.C. ROTH
         ------------------------
         Michael J.C. Roth
         President

                                   SCHEDULE A
                                   ----------

                       FUNDS FOR WHOSE BENEFIT LOANS CAN
                      BE BORROWED UNDER FACILITY AGREEMENT

       BORROWER                      FUNDS                    BORROWING LIMIT
       --------                      -----                    ---------------

                                                           (Maximum  percent of
                                                           total  assets  which
                                                           can   be    borrowed
                                                           under  Facility  and
                                                           the        committed
                                                           facility with CAPCO)
USAA MUTUAL FUND, INC.       USAA Aggressive Growth        5% of Total Assets
                             USAA Growth & Income                    "
                             USAA Income Stock                       "
                             USAA Short-Term Bond                    "
                             USAA Money Market                       "
                             USAA Growth                             "
                             USAA Income                             "
                             USAA S&P 500 Index                      "
                             USAA Science & Technology               "
                             USAA First Start Growth                 "

USAA INVESTMENT TRUST        USAA Cornerstone Strategy               "
                             USAA Gold                               "
                             USAA International                      "
                             USAA World Growth                       "
                             USAA GNMA Trust                         "
                             USAA Treasury Money Market Trust        "
                             USAA Emerging Markets                   "
                             USAA Growth and Tax Strategy            "
                             USAA Balanced Strategy                  "
                             USAA Growth Strategy                    "
                             USAA Income Strategy                    "

USAA TAX EXEMPT FUND, INC.   USAA Long-Term                          "
                             USAA Intermediate-Term                  "
                             USAA Short-Term                         "
                             USAA Tax Exempt Money Market            "
                             USAA California Bond                    "
                             USAA California Money Market            "
                             USAA New York Bond                      "
                             USAA New York Money Market              "
                             USAA Virginia Bond                      "
                             USAA Virginia Money Market              "

USAA STATE TAX-FREE TRUST    USAA Florida Tax-Free Income            "
                             USAA Florida Tax-Free Money Market      "
                             USAA Texas Tax-Free Income              "
                             USAA Texas Tax-Free Money Market        "

                                                                      EXHIBIT A
                                                                      ---------

                          MASTER GRID PROMISSORY NOTE


U.S. $500,000,000                                       Dated: January 12, 1999


       FOR VALUE RECEIVED, each of the undersigned (each a "Borrower" and collectively the "Borrowers"), severally and not jointly, on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on Schedule A to the Agreement as defined below (each a "Fund" and collectively the "Funds") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas
78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 12, 1999 (as amended or modified, the "Agreement"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

       This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

       CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

       Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

       CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

       Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

       Loans under the Agreement and this Note are subordinated to loans made under the $100,000,000 364-day committed Mater Revolving Credit Facility
Agreement between the Borrowers and NationsBank, N.A. (NationsBank), dated January 13, 1999, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO and NationsBank, dated January 13, 1999.

         This Note shall be governed by the laws of the state of Texas.

                                                  USAA MUTUAL FUND, INC.,
                                                  on  behalf  of  and  for  the
                                                  benefit   of  its  series  of
                                                  Funds   as   set   forth   on
                                                  Schedule A to the Agreement


                                                  By:  /S/ MICHAEL J.C. ROTH
                                                       ------------------------
                                                       Michael J.C. Roth
                                                       President


                                                  USAA INVESTMENT TRUST,
                                                  on  behalf  of  and  for  the
                                                  benefit   of  its  series  of
                                                  Funds   as   set   forth   on
                                                  Schedule A to the Agreement


                                                  By:  /S/ MICHAEL J.C. ROTH
                                                       ------------------------
                                                       Michael J.C. Roth
                                                       President

                                                  USAA  TAX   EXEMPT   FUND,
                                                  INC.,  on  behalf  of and for
                                                  the  benefit of its series of
                                                  Funds   as   set   forth   on
                                                  Schedule A to the Agreement


                                                  By:  /S/ MICHAEL J.C. ROTH
                                                       ------------------------
                                                       Michael J.C. Roth
                                                       President


                                                  USAA STATE TAX-FREE TRUST,
                                                  on  behalf  of  and  for  the
                                                  benefit   of  its  series  of
                                                  Funds   as   set   forth   on
                                                  Schedule A to the Agreement


                                                  By:  /S/ MICHAEL J.C. ROTH
                                                       ------------------------
                                                       Michael J.C. Roth
                                                       President

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 12, 1999, executed by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC. AND USAA STATE TAX-FREE TRUST on behalf of and for the benefit of the series of funds comprising each such Borrower payable to the order of USAA CAPITAL CORPORATION.

[GRID]
Date of Loan

Borrower
and Fund

Amount of
Loan

Type of Rate and
Interest Rate on Date
of Borrowing

Amount of
Principal Repaid

Date of
Repayment

Other
Expenses

Notation made
by

                                                                      EXHIBIT B

                            USAA CAPITAL CORPORATION
                                MASTER REVOLVING
                           CREDIT FACILITY AGREEMENT
                           BORROWER INFORMATION SHEET


BORROWER:  USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND,
           INC. AND USAA STATE TAX-FREE TRUST

ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWER:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (For Federal Express,78240)
                           Attention:       John W. Saunders, Jr.
                                            Senior Vice President,
                                            Fixed Income Investments

                           Telephone:       (210) 498-7320
                           Telecopy:        (210) 498-5689

                                            David G. Peebles
                                            Senior Vice President,
                                            Equity Investments

                           Telephone:       (210) 498-7340
                           Telecopy:        (210) 498-2954

ADDRESS FOR BORROWING AND PAYMENTS:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288
                           Attention:       Caryl J. Swann

                           Telephone:       (210) 498-7303
                           Telecopy:        (210) 498-0382 or 498-7819
                           Telex:           767424

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:  __X__FED FUNDS   _____CHIPS

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS
----------------------------------------------------------

ABA #011-00-0028
----------------

USAA MUTUAL FUND, INC.
======================

USAA AGGRESSIVE GROWTH FUND                 ACCT.# 6938-502-9
-------------------------------------------------------------
USAA GROWTH & INCOME FUND                   ACCT.# 6938-519-3
-------------------------------------------------------------
USAA INCOME STOCK FUND                      ACCT.# 6938-495-6
-------------------------------------------------------------
USAA SHORT-TERM BOND FUND                   ACCT.# 6938-517-7
-------------------------------------------------------------
USAA MONEY MARKET FUND                      ACCT.# 6938-498-0
-------------------------------------------------------------
USAA GROWTH FUND                            ACCT.# 6938-490-7
-------------------------------------------------------------
USAA INCOME FUND                            ACCT.# 6938-494-9
-------------------------------------------------------------
USAA S&P 500 INDEX FUND                     ACCT.# 6938-478-2
-------------------------------------------------------------
USAA SCIENCE & TECHNOLOGY FUND              ACCT.# 6938-515-1
-------------------------------------------------------------
USAA FIRST START GROWTH FUND                ACCT.# 6938-468-3
-------------------------------------------------------------

USAA INVESTMENT TRUST
=====================

USAA CORNERSTONE STRATEGY FUND              ACCT.# 6938-487-3
-------------------------------------------------------------
USAA GOLD FUND                              ACCT.# 6938-488-1
-------------------------------------------------------------
USAA INTERNATIONAL FUND                     ACCT.# 6938-497-2
-------------------------------------------------------------
USAA WORLD GROWTH FUND                      ACCT.# 6938-504-5
-------------------------------------------------------------
USAA GNMA TRUST                             ACCT.# 6938-486-5
-------------------------------------------------------------

-------------------------------------------------------------
USAA TREASURY MONEY MARKET TRUST            ACCT.# 6938-493-1
-------------------------------------------------------------
USAA EMERGING MARKETS FUND                  ACCT.# 6938-501-1
-------------------------------------------------------------
USAA GROWTH AND TAX STRATEGY FUND           ACCT.# 6938-509-4
-------------------------------------------------------------
USAA BALANCED STRATEGY FUND                 ACCT.# 6938-507-8
-------------------------------------------------------------
USAA GROWTH STRATEGY FUND                   ACCT.# 6938-510-2
-------------------------------------------------------------
USAA INCOME STRATEGY FUND                   ACCT.# 6938-508-6
-------------------------------------------------------------

USAA TAX EXEMPT FUND, INC.
==========================

USAA LONG-TERM FUND                         ACCT.# 6938-492-3
-------------------------------------------------------------
USAA INTERMEDIATE-TERM FUND                 ACCT.# 6938-496-4
-------------------------------------------------------------
USAA SHORT-TERM FUND                        ACCT.# 6938-500-3
-------------------------------------------------------------
USAA TAX EXEMPT MONEY MARKET FUND           ACCT.# 6938-514-4
-------------------------------------------------------------
USAA CALIFORNIA BOND FUND                   ACCT.# 6938-489-9
-------------------------------------------------------------
USAA CALIFORNIA MONEY MARKET FUND           ACCT.# 6938-491-5
-------------------------------------------------------------
USAA NEW YORK BOND FUND                     ACCT.# 6938-503-7
-------------------------------------------------------------
USAA NEW YORK MONEY MARKET FUND             ACCT.# 6938-511-0
-------------------------------------------------------------
USAA VIRGINIA BOND FUND                     ACCT.# 6938-512-8
-------------------------------------------------------------
USAA VIRGINIA MONEY MARKET FUND             ACCT.# 6938-513-6
-------------------------------------------------------------

USAA STATE TAX-FREE TRUST
=========================

USAA FLORIDA TAX-FREE INCOME FUND           ACCT.# 6938-473-3
-------------------------------------------------------------
USAA FLORIDA TAX-FREE MONEY MARKET FUND     ACCT.# 6938-467-5
-------------------------------------------------------------
USAA TEXAS TAX-FREE INCOME FUND             ACCT.# 6938-602-7
-------------------------------------------------------------
USAA TEXAS TAX-FREE MONEY MARKET FUND       ACCT.# 6938-601-9
-------------------------------------------------------------

                                                                      EXHIBIT C
                                                                      ---------

                      ADDRESS FOR USAA CAPITAL CORPORATION

                            USAA Capital Corporation
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                            Attention:          Laurie B. Blank
                            Telephone No.:      (210) 498-0825
                            Telecopy No.:       (210) 498-6566

                                                                      EXHIBIT D
                                                                      ---------
                             OFFICER'S CERTIFICATE
                             ---------------------

The undersigned hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust and that he is authorized to execute this Certificate on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust. The undersigned hereby further certifies to the following:

The following individuals are duly authorized to act on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust, by transmitting telephonic, telex, or telecopy instructions and other communications with regard to borrowing and payments pursuant to the uncommitted Master Revolving Credit Agreement with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

         NAME                       OFFICE                     SIGNATURE
         ----                       ------                     ---------

Michael J.C. Roth          President                  /S/ MICHAEL J.C. ROTH
                                                      -------------------------

John W. Saunders, Jr.      Senior Vice President,
                           Fixed Income Investments   /S/ JOHN W. SAUNDERS, JR.
                                                      -------------------------

David G. Peebles           Senior Vice President,
                           Equity Investments         /S/ DAVID G. PEEBLES
                                                      -------------------------

Kenneth E. Willmann        Vice President,
                           Mutual Fund Portfolios     /S/ KENNETH E. WILLMANN
                                                      -------------------------

Sherron A. Kirk            Vice President,
                           Controller                 /S/ SHERRON A. KIRK
                                                      -------------------------

Caryl J. Swann             Executive Director,
                           Mutual Fund Analysis
                           and Support                /S/ CARYL J. SWANN
                                                      -------------------------

IN WITNESS WHEREOF, I have executed this Certificate as of this 12th day of January, 1999.


                                                      /S/ MICHAEL D. WAGNER
                                                      -------------------------
                                                      Michael D. Wagner
                                                      Secretary

I, Michael J.C. Roth, President of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. And USAA State Tax-Free Trust hereby certify that Michael D. Wagner is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. And USAA State Tax-Free Trust and that the signature set forth above is his true and correct signature.

DATE: January 12, 1999                                /S/ MICHAEL J.C. ROTH
                                                      -------------------------
                                                      Michael J.C. Roth
                                                      President

                                 EXHIBIT 8(d)

January 13, 1999

USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on Schedule A hereto 9800 Fredericksburg Road San Antonio, Texas 78288

Attention:   Michael J.C. Roth, President

Gentlemen:

This Facility Agreement Letter (this "Agreement") sets forth the terms and conditions for loans (each a "Loan" and collectively the "Loans") which NationsBank, N.A., successor by merger to NationsBank of Texas, N.A. (the "Bank"), agrees to make during the period commencing January 13, 1999 and ending January 12, 2000 (the "Facility Period") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "Borrower" and collectively the "Borrowers"), each of which is executing this Agreement on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on Schedule A hereto (as hereafter modified or amended in accordance with the terms hereof) (each a "Fund" and collectively the "Funds"), under a master revolving credit facility (the "Facility"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 14, 1998, as heretofore amended or modified, between the Borrowers and the Bank. The Bank and the Borrowers hereby agree as follows:

       1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, One Hundred Million United States Dollars (U.S. $100,000,000) (the "Commitment"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility and the Other Facilities (hereinafter defined) shall not exceed the percentage (the "Borrowing Limit") of the total assets of such Fund as set forth on Schedule A hereto.

       2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility and/or a loan outstanding under the Other Facilities for the benefit of such Fund, if the aggregate amount of such Loan and such other loans exceed 5% of the total assets of such Fund. The Borrowers will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose which would violate any provision of any applicable statute, regulation, order or restriction, including, without limitation, Regulation U, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended. If requested by the Bank, the Borrowers will promptly furnish the Bank with a statement in conformity with the requirements of Federal Reserve Form U-1 as referred to in Regulation U.

       3. BORROWING RATE AND MATURITY OF LOANS. The principal amount of the Loans outstanding from time to time shall bear interest at a rate per annum equal to, at the option of the applicable Borrower(s), (i) the aggregate of the Federal Funds Rate (as defined below) plus .28 of one percent (1%) (28 basis points) or (ii) the aggregate of the London Interbank Offered Rate (as defined below) plus 28 basis points. The rate of interest payable on such outstanding amounts shall change on each date that the Federal Funds Rate shall change. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each Loan will be for an established number of days to be agreed upon by the applicable Borrower(s) and the Bank and, in the absence of such agreement, will mature on the earlier of three months after the date of such Loan or the last day of the Facility Period. The term "Federal Funds Rate," as used herein, shall mean the overnight rate for Federal funds transactions between member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York or, if not so published, as determined in good faith by the Bank in accordance with its customary practices; and the term "London Interbank Offered Rate," as used herein, shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. London time two business days prior to the first day of the interest period (of 7 or 14 days or one, two or three months as selected by the Borrower(s)) for which the London Interbank Offered Rate is to be in effect, as adjusted by the Bank in good faith and in accordance with its customary practices for any reserve costs imposed on the Bank under Federal Reserve Board Regulation D with respect to "Euro-currency Liabilities". The London Interbank Offered Rate shall not be available hereunder if it would be unlawful for the Bank to make or maintain Loans based on such rate or if such rate does not, in the good faith judgment of the Bank, fairly reflect the cost to the Bank of making or maintaining Loans. The London Interbank Offered Rate shall not be available for any interest period which, if such rate were available, would begin after the occurrence and during the continuation of an Event of Default (as defined below). Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the Federal Funds Rate plus 1.125 percent (112.5 basis points) and shall be payable on demand. If the applicable Borrowers do not affirmatively elect to have a Loan or Loans bear interest based on the London Interbank Offered Rate at least two business days prior to the first day of a possible interest period applicable thereto, such Loan or Loans shall bear interest based on the Federal Funds Rate until such election is affirmatively made.

       4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and subject to the terms and conditions contained herein, the Bank shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may borrow, repay and reborrow funds hereunder. The Loans shall be evidenced by a dulyexecuted and delivered Master Grid Promissory Note in the form of EXHIBIT A. Each Loan shall be in an aggregate amount not less than One Hundred Thousand United States Dollars (U.S. $100,000) and increments of One Thousand United States Dollars (U.S. $1,000) in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to the Bank prior to 2 p.m. Dallas time on the day such payment is due, or as the Bank shall otherwise direct from time to time and, subject to the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise). If any Loan bearing interest based on the London Interbank Offered Rate is repaid or prepaid other than on the last day of an interest period applicable thereto, the Fund which is the beneficiary of such Loan shall pay to the Bank promptly upon demand such amount as the Bank determines in good faith is necessary to compensate the Bank for any reasonable cost or expense incurred by the Bank as a result of such repayment or prepayment in connection with the reemployment of funds in an amount equal to such repayment or prepayment. Whenever the Bank seeks to assess for any such cost or expense it will provide a certificate as the Borrower(s) shall reasonably request.

       5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to the Bank in full, and the Bank is no longer obligated to make Loans, the Funds (to be allocated among the Funds as the Borrowers deem appropriate) shall pay to the Bank a facility fee (the "Facility Fee") in the amount of .07 of one percent (7 basis points) of the amount of the Commitment, as it may be reduced pursuant to section 6. The Facility Fee shall be payable quarterly in arrears beginning March 31, 1999, and upon termination of the Facility (whether by acceleration or otherwise).

       6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers shall have the right upon at least three (3) business days prior written notice to the Bank, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of Five Million United States Dollars (U.S. $5,000,000) or any larger integral multiple of One Million United States Dollars (U.S. $1,000,000) (except that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to the Bank on the effective date of such termination.

       7. MANDATORY TERMINATION OF COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (together with accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

       8. COMMITTED FACILITY. The Bank acknowledges that the Facility is a committed facility and that the Bank shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; provided, however, that the Bank shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or if at the time of a request for a Loan by a Borrower (on behalf of the applicable Fund(s)) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Borrower (or such applicable Fund(s)).

       9. LOAN REQUESTS. Each request for a Loan (each a "Borrowing Notice") shall be in writing by the applicable Borrower(s), except that such Borrower(s) may make an oral request (each an "Oral Request") provided that each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("Terms") of the requested Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower(s) which are borrowing such Loan and the amount of such Loan to be borrowed by each Borrower, (iv) the Funds for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, (v) whether such Loan shall bear interest at the Federal Funds Rate or the London Interbank Offered Rate, and
(vi) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing Notices shall be delivered to the Bank by 1:00 p.m. Dallas time on the day the Loan is requested to be made if such Loan is to bear interest based on the Federal Funds Rate or by 10:00 a.m. Dallas time on the second business day before the Loan is requested to be made if such Loan is to bear interest based on the London Interbank Offered Rate.

Each Borrowing Notice shall constitute a representation to the Bank by the applicable Borrower(s) that all of the representations and warranties in
Section 12 hereof are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring.

       10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY THE BANK. Upon receipt by the Bank of a Borrowing Notice:

               (a) The Bank shall send each applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; provided, however, that the failure to do so shall not affect the obligation of any such Borrower;

               (b) The Bank shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower(s) as specified in EXHIBIT B to this Agreement or as such Borrower(s) shall otherwise specify to the Bank in a writing signed by an Authorized Individual (as defined in Section 11) of such Borrower(s) and sent to the Bank via facsimile or telecopy; and

               (c) The Bank shall make appropriate entries on the Note or the records of the Bank to reflect the Terms of the Loan; provided, however, that the failure to do so shall not affect the obligation of any Borrower.

The Bank shall be entitled to rely upon and act hereunder pursuant to any Oral Request which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify the Bank thereof.

       11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES; SUBORDINATION AGREEMENT. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to the Bank (a) the duly executed Note, (b) resolutions of each Borrower's Trustees or Board of Directors authorizing such Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D to this Agreement, authorizing certain individuals ("Authorized Individuals"), to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, (d) a subordination agreement in substantially the form set forth in EXHIBIT E to this Agreement, and (e) the opinion of counsel to USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as the Bank may reasonably request.

       12. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby makes with respect to itself, and as may be relevant, the series of Funds comprising such Borrower the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

               (a) ORGANIZATION; STANDING, ETC. The Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

               (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. The Borrower has furnished the Bank with certain financial statements of such Borrower with respect to itself and the applicable Funds, all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to the Bank by such Borrower or the applicable Funds in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

               (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of the Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement of such Borrower or the applicable Funds, or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Funds, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of such Borrower or the applicable Funds pursuant to any such term. The Borrower and the applicable Funds are not in violation of any term of their respective charter, by-laws or trust agreement, and such Borrower and the applicable Funds are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

               (d) SEC COMPLIANCE. The Borrower and the applicable Funds are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. The Borrower and the applicable Funds are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Funds;

               (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of the Borrower's knowledge, threatened against such Borrower or the applicable Funds in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which, if adversely determined, could have a material adverse effect on the assets or business operations of such Borrower or the applicable Funds or the ability of such Borrower and the applicable Funds to pay and perform their obligations hereunder and under the Notes;

               (f) BORROWERS' RELATIONSHIP TO FUNDS. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are subject to and liable for such Loans and are available to the applicable Borrower for the repayment of such Loans; and

               (g) YEAR 2000 PREPAREDNESS. The Borrower has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, such Borrower reasonably believes that all computer applications that are material to its business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Funds or the ability of such Borrower and the applicable Funds to pay and perform their obligations hereunder and under the Note.

       13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal and interest due to the Bank by a Borrower pursuant to any Loan made to such Borrower is irrevocably paid in full, and until the Bank is no longer obligated to make Loans to such Borrower, such Borrower (for itself and on behalf of its respective Funds) agrees:

               (a) To deliver to the Bank as soon as possible and in any event within ninety (90) days after the end of each fiscal year of such Borrower and the applicable Funds, Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

               (b) To deliver to the Bank as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Funds, Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

               (c) To deliver to the Bank prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower to perform its obligations under this Agreement or the Note;

               (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

               (e) To promptly notify the Bank of any litigation, threatened legal proceeding or investigation by a governmental authority which could materially affect the ability of such Borrower or the applicable Funds to promptly repay the outstanding Loans or otherwise perform their obligations hereunder;

               (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to the Bank, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

               (g) Upon the request of the Bank, which may be made by the Bank from time to time in the event the Bank in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to the Bank, within two business days after such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

       14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal and interest due to the Bank by a Borrower pursuant to any Loan made to such Borrower is irrevocably paid in full, and until the Bank is no longer obligated to make Loans to such Borrower, such Borrower (for itself and on behalf of its respective Funds) agrees:

               (a) Not to incur any indebtedness for borrowed money (other than pursuant to a Five Hundred Million United States Dollar (U.S. $500,000,000) uncommitted master revolving credit facility and a Two Hundred Fifty Million United States Dollar (U.S. $250,000,000) Committed Master Revolving Credit Facility with USAA Capital Corporation (the
       "Other Facilities") and overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business) except the Loans, without the prior written consent of the Bank, which consent will not be unreasonably withheld; and

               (b) Not to  dissolve or  terminate  its  existence,  or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (other than assets consisting of margin stock), each without the prior written consent of the Bank, which consent will not be unreasonably withheld; provided that a Borrower may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 of the Investment Company Act of 1940.

       15. EVENTS OF DEFAULT. If any of the following events (each an "Event of Default") shall occur (it being understood that an Event of Default with respect to one Fund or Borrower shall not constitute an Event of Default with respect to any other Fund or Borrower):

               (a) Any Borrower or Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five (5) days after the same becomes due and payable, whether at maturity or with respect to the Facility Fee at a date fixed for the payment thereof;

               (b) Any Borrower or Fund shall default in the performance of or compliance with any term contained in Section 13 hereof and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given such Borrower or Fund by the Bank;

               (c) Any Borrower or Fund shall default in the performance of or compliance with any term contained in Section 14 hereof;

               (d) Any Borrower or Fund shall default in the performance or compliance with any other term contained herein and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given such Borrower or Fund by the Bank;

               (e) Any representation or warranty made by a Borrower or Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

               (f) USAA Investment Management Company or any successor manager or investment adviser, provided that such successor is a wholly-owned subsidiary of USAA Capital Corporation, shall cease to be the Manager and investment advisor of each Fund; or

               (g) An event of default shall occur and be continuing under the Other Facilities; then, in any event, and at any time thereafter, if any Event of Default shall be continuing, the Bank may by written notice to the applicable Borrower or Fund (i) terminate its commitment to make any Loan hereunder, whereupon said commitment shall forthwith terminate without any other notice of any kind with respect to such Borrower or Fund and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Borrower or Fund, and all other amounts due hereunder with respect to such Borrower or Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers.

       16. NEW BORROWERS; NEW FUNDS. So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of the Bank, which consent will not be unreasonably withheld:

                (a) Any investment company that becomes part of the same "group of investment companies" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended Schedule A and Exhibit B to this Agreement to the Bank (which amended Schedule A and Exhibit B shall replace the Schedule A and Exhibit B which are then a part of this Agreement) and such other documents as the Bank may reasonably request, become a party to this Agreement and may become a "Borrower" hereunder; and

                (b) A Borrower may, by submitting an amended Schedule A and Exhibit B to this Agreement to the Bank (which amended Schedule A and Exhibit B shall replace the Schedule A and Exhibit B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of Schedule A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of the Bank.

       17. LIMITED RECOURSE. The Bank agrees (i) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

       18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, the Bank may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower(s) and/or Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) shall pay to the Bank such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses.

       19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of the Bank in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have.

       20. EXPENSES. The Fund(s) (to be allocated among the Funds as the Borrowers deem appropriate) shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by the Bank in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note.

       21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties. The Bank may not sell participations and subparticipations in all or any part of the Loans made hereunder without the prior consent of the Borrowers, which consent shall not be unreasonably withheld.

       22. NOTICES. All notices hereunder and all written, facsimiled or telecopied confirmations of Oral Requests made hereunder shall be sent to the Borrowers as indicated on EXHIBIT B and to the Bank as indicated on EXHIBIT C. Written communications shall be deemed to have been duly given and made as follows: If sent by mail, seventy-two (72) hours after deposit in the mail with first-class postage prepaid, addressed as provided in EXHIBIT B (the Borrowers) and EXHIBIT C (the Bank); and in the case of facsimile or telecopy, when the facsimile or telecopy is received if on a business day or otherwise on the next business day.

       23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged except by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE

PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

       24. INCREASED COST AND REDUCED RETURN. If at any time after the date hereof, the Bank (which shall include, for purposes of this Section, any corporation controlling the Bank) determines that the adoption or modification of any applicable law regarding the Bank's required levels of reserves, other than the reserve requirement taken into account when computing the London Interbank Offered Rate as provided in Section 3, or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by a governmental body or compliance by the Bank with any of such requirements, has or would have the effect of (a) increasing the Bank's costs relating to the Loans, or (b) reducing the yield or rate of return of the Bank on the Loans, to a level below that which the Bank could have achieved but for the adoption or modification of any such requirements, the Funds (to be allocated among the Funds as the Borrowers deem appropriate) shall, within fifteen (15) days of any request by the Bank, pay to the Bank such additional amounts as (in the Bank's sole judgment, after good faith and reasonable computation) will compensate the Bank for such increase in costs or reduction in yield or rate of return of the Bank. Whenever the Bank shall seek compensation for any increase in costs or reduction in yield or rate of return, the Bank shall provide a certificate as the Borrower(s) shall reasonably request. Failure by the Bank to demand payment within 90 days of any additional amounts payable hereunder shall constitute a waiver of the Bank's right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require the Borrowers or the Funds to pay any interest, fees, costs or charges greater than is permitted by applicable law.

       25. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof.

       26. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers, the Funds and the Bank.

Sincerely,

NATIONSBANK, N.A.


By:    /S/ JOAN D'AMICO
       ------------------------
       Joan D'Amico
       Vice President

AGREED AND ACCEPTED:


USAA MUTUAL FUND, INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:    /S/ MICHAEL J.C. ROTH
       ------------------------
       Michael J.C. Roth
       President


USAA INVESTMENT  TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
 on Schedule A to this Agreement


By:    /S/ MICHAEL J.C. ROTH
       ------------------------
       Michael J.C. Roth
       President


USAA TAX EXEMPT FUND,  INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:    /S/ MICHAEL J.C. ROTH
       ------------------------
       Michael J.C. Roth
       President


USAA STATE  TAX-FREE  TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:    /S/ MICHAEL J.C. ROTH
       ------------------------
       Michael J.C. Roth
       President

                                                                     SCHEDULE A

                       FUNDS FOR WHOSE BENEFIT LOANS CAN
                      BE BORROWED UNDER FACILITY AGREEMENT
                              AND BORROWING LIMIT

                                                         Maximum Percent of the
                                                         Total Assets Which Can
                                                     Be Borrowed Under Facility
      BORROWER                     FUNDS         AGREEMENT AND OTHER FACILITIES
      --------                     -----         ------------------------------

USAA MUTUAL FUND, INC.      USAA Aggressive Growth                25%
                            USAA Growth & Income                  25
                            USAA Income Stock                     25
                            USAA Short-Term Bond                  25
                            USAA Money Market                     25
                            USAA Growth                           25
                            USAA Income                           25
                            USAA S&P 500 Index                    25
                            USAA Science & Technology             25
                            USAA First Start Growth               25

USAA INVESTMENT TRUST       USAA Cornerstone Strategy             25
                            USAA Gold                             25
                            USAA International                    25
                            USAA World Growth                     25
                            USAA GNMA Trust                       25
                            USAA Treasury Money Market Trust      25
                            USAA Emerging Markets                 25
                            USAA Growth and Tax Strategy          25
                            USAA Growth Strategy                  25
                            USAA Income Strategy                  25
                            USAA Balanced Strategy                25

USAA TAX EXEMPT FUND, INC.  USAA Long-Term                        15
                            USAA Intermediate-Term                15
                            USAA Short-Term                       15
                            USAA Tax Exempt Money Market          15
                            USAA California Bond                  15
                            USAA California Money Market          15
                            USAA New York Bond                    15
                            USAA New York Money Market            15
                            USAA Virginia Bond                    15
                            USAA Virginia Money Market            15

USAA STATE TAX-FREE TRUST   USAA Florida Tax-Free Income          15
                            USAA Florida Tax-Free Money Market    15
                            USAA Texas Tax-Free Income            15
                            USAA Texas Tax-Free Money Market      15

                                                                      EXHIBIT A
                                                                      ---------

                          MASTER GRID PROMISSORY NOTE

U.S. $100,000,000                                      Dated:  January 13, 1999

         FOR VALUE RECEIVED, each of the undersigned (each a "Borrower" and collectively the "Borrowers"), severally and not jointly, on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on Schedule A to the Agreement as defined below (each a "Fund" and collectively the "Funds") promises to pay to the order of NATIONSBANK, N.A. (the "Bank") at the Bank's office located at 901 Main Street, Dallas, Dallas County, Texas 75202, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by the Bank to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 13, 1999 (as amended or modified, the "Agreement"), among the Borrowers and the Bank, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         The Bank is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of the Bank to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         The Bank hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         This Note shall be governed by the laws of the state of Texas.

                                             USAA MUTUAL FUND,  INC.,
                                             on behalf  of and for the  benefit
                                             of  its  series  of  Funds  as set
                                             forth   on   Schedule   A  to  the
                                             Agreement


                                             By: /S/ MICHAEL J.C. ROTH
                                                 ----------------------
                                                 Michael J.C. Roth
                                                 President


                                             USAA INVESTMENT TRUST,
                                             on behalf  of and for the  benefit
                                             of  its  series  of  Funds  as set
                                             forth   on   Schedule   A  to  the
                                             Agreement


                                             By: /S/ MICHAEL J.C. ROTH
                                                 ----------------------
                                                 Michael J.C. Roth
                                                 President


                                             USAA TAX EXEMPT FUND, INC.,
                                             on behalf  of and for the  benefit
                                             of  its  series  of  Funds  as set
                                             forth   on   Schedule   A  to  the
                                             Agreement


                                             By: /S/ MICHAEL J.C. ROTH
                                                 ----------------------
                                                 Michael J.C. Roth
                                                 President


                                             USAA STATE TAX-FREE TRUST,
                                             on behalf  of and for the  benefit
                                             of  its  series  of  Funds  as set
                                             forth   on   Schedule   A  to  the
                                             Agreement


                                             By: /S/ MICHAEL J.C. ROTH
                                                 ----------------------
                                                 Michael J.C. Roth
                                                 President

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 13, 1999, executed by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC. AND USAA STATE TAX-FREE TRUST on behalf of and for the benefit of the series of funds comprising each such Borrower payable to the order of NATIONSBANK, N.A.

[GRID]
Date of Loan

Borrower
and Fund

Amount of
Loan

Type of Rate and
Interest Rate on Date
of Borrowing

Amount of
Principal Repaid

Date of
Repayment

Other
Expenses

Notation made
by

                                                                      EXHIBIT B
                                                                      ---------

                               NATIONSBANK, N.A.
                                MASTER REVOLVING
                           CREDIT FACILITY AGREEMENT
                           BORROWER INFORMATION SHEET


BORROWER:      USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST,
          USAA TAX EXEMPT FUND, INC. AND USAA STATE TAX-FREE TRUST

ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWER:

                         9800 Fredericksburg Road
                         San Antonio, Texas  78288 (for Federal Express, 78240)
                         Attention:         John W. Saunders, Jr.
                                            Senior Vice President,
                                            Fixed Income Investments

                         Telephone:         (210) 498-7320
                         Telecopy:          (210) 498-5689

                                            David G. Peebles
                                            Senior Vice President,
                                            Equity Investments

                         Telephone:         (210) 498-7340
                         Telecopy:          (210) 498-2954

ADDRESS FOR BORROWING AND PAYMENTS:

                         9800 Fredericksburg Road
                         San Antonio, Texas  78288 (for Federal Express, 78240)
                         Attention:         Caryl J. Swann

                         Telephone:         (210) 498-7303
                         Telecopy:          (210) 498-0382 or 498-7819
                         Telex:             767424

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:  __X__FED FUNDS   _____CHIPS

TO: (PLEASE PLACE BANK NAME, CORESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS
----------------------------------------------------------

ABA #011-00-0028
----------------

USAA MUTUAL FUND, INC.
======================

USAA AGGRESSIVE GROWTH FUND                          ACCT.# 6938-502-9
----------------------------------------------------------------------
USAA GROWTH & INCOME FUND                            ACCT.# 6938-519-3
----------------------------------------------------------------------
USAA INCOME STOCK FUND                               ACCT.# 6938-495-6
----------------------------------------------------------------------
USAA SHORT-TERM BOND FUND                            ACCT.# 6938-517-7
----------------------------------------------------------------------
USAA MONEY MARKET FUND                               ACCT.# 6938-498-0
----------------------------------------------------------------------
USAA GROWTH FUND                                     ACCT.# 6938-490-7
----------------------------------------------------------------------
USAA INCOME FUND                                     ACCT.# 6938-494-9
----------------------------------------------------------------------
USAA S&P 500 INDEX FUND                              ACCT.# 6938-478-2
----------------------------------------------------------------------
USAA SCIENCE & TECHNOLOGY FUND                       ACCT.# 6938-515-1
----------------------------------------------------------------------
USAA FIRST START GROWTH FUND                         ACCT.# 6938-468-3
----------------------------------------------------------------------

USAA INVESTMENT TRUST
=====================

USAA CORNERSTONE STRATEGY FUND                       ACCT.# 6938-487-3
----------------------------------------------------------------------
USAA GOLD FUND                                       ACCT.# 6938-488-1
----------------------------------------------------------------------
USAA INTERNATIONAL FUND                              ACCT.# 6938-497-2
----------------------------------------------------------------------
USAA WORLD GROWTH FUND                               ACCT.# 6938-504-5
----------------------------------------------------------------------
USAA GNMA TRUST                                      ACCT.# 6938-486-5
----------------------------------------------------------------------
USAA TREASURY MONEY MARKET TRUST                     ACCT.# 6938-493-1
----------------------------------------------------------------------

USAA EMERGING MARKETS FUND                           ACCT.# 6938-501-1
----------------------------------------------------------------------
USAA GROWTH AND TAX STRATEGY FUND                    ACCT.# 6938-509-4
----------------------------------------------------------------------
USAA GROWTH STRATEGY FUND                            ACCT.# 6938-510-2
----------------------------------------------------------------------
USAA INCOME STRATEGY FUND                            ACCT.# 6938-508-6
----------------------------------------------------------------------
USAA BALANCED STRATEGY FUND                          ACCT.# 6938-507-8
----------------------------------------------------------------------

USAA TAX EXEMPT FUND, INC.
==========================

USAA LONG-TERM FUND                                  ACCT.# 6938-492-3
----------------------------------------------------------------------
USAA INTERMEDIATE-TERM FUND                          ACCT.# 6938-496-4
----------------------------------------------------------------------
USAA SHORT-TERM FUND                                 ACCT.# 6938-500-3
----------------------------------------------------------------------
USAA TAX EXEMPT MONEY MARKET FUND                    ACCT.# 6938-514-4
----------------------------------------------------------------------
USAA CALIFORNIA BOND FUND                            ACCT.# 6938-489-9
----------------------------------------------------------------------
USAA CALIFORNIA MONEY MARKET FUND                    ACCT.# 6938-491-5
----------------------------------------------------------------------
USAA NEW YORK BOND FUND                              ACCT.# 6938-503-7
----------------------------------------------------------------------
USAA NEW YORK MONEY MARKET FUND                      ACCT.# 6938-511-0
----------------------------------------------------------------------
USAA VIRGINIA BOND FUND                              ACCT.# 6938-512-8
----------------------------------------------------------------------
USAA VIRGINIA MONEY MARKET FUND                      ACCT.# 6938-513-6
----------------------------------------------------------------------

USAA STATE TAX-FREE TRUST
=========================

USAA FLORIDA TAX-FREE INCOME FUND                    ACCT.# 6938-473-3
----------------------------------------------------------------------
USAA FLORIDA TAX-FREE MONEY MARKET FUND              ACCT.# 6938-467-5
----------------------------------------------------------------------
USAA TEXAS TAX-FREE INCOME FUND                      ACCT.# 6938-602-7
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USAA TEXAS TAX-FREE MONEY MARKET FUND                ACCT.# 6938-601-9
----------------------------------------------------------------------

                                                                      EXHIBIT C
                                                                      ---------

                              ADDRESS FOR THE BANK

                               NationsBank, N.A.
                               901 Main Street
                               66th Floor
                               Dallas, Texas 75202


                               Attention:          Joan D'Amico
                               Telephone No.:      (214) 508-3307
                               Telecopy No.:       (214) 508-0604

                                                                      EXHIBIT D
                                                                      ---------

                             OFFICER'S CERTIFICATE
                             ---------------------


The undersigned hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust and that he is authorized to execute this Certificate on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust. The undersigned hereby further certifies to the following:

The following individuals are duly authorized to act on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust, by transmitting telephonic, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Master Revolving Credit Facility Agreement with NationsBank, N.A. The signature set opposite the name of each individual below is that individual's genuine signature.

         NAME                       OFFICE                     SIGNATURE
         ----                       ------                     ---------


Michael J.C. Roth          President                  /S/ MICHAEL J.C. ROTH
                                                      -------------------------

John W. Saunders, Jr.      Senior Vice President,
                           Fixed Income Investments   /S/ JOHN W. SAUNDERS, JR.
                                                      -------------------------

David G. Peebles           Senior Vice President,
                           Equity Investments         /S/ DAVID G. PEEBLES
                                                      -------------------------

Kenneth E. Willmann        Vice President,
                           Mutual Fund Portfolios     /S/ KENNETH E. WILLMANN
                                                      -------------------------

Sherron A. Kirk            Vice President,
                           Controller                 /S/ SHERRON A. KIRK
                                                      -------------------------

Caryl J. Swann             Executive Director,
                           Mutual Fund Analysis
                           and Support                /S/ CARYL J. SWANN
                                                      -------------------------

IN WITNESS WHEREOF, I have executed this Certificate as of this 12th day of January, 1999.


                                                      /S/ MICHAEL D. WAGNER
                                                      -------------------------
                                                      Michael D. Wagner
                                                      Secretary

I, Michael J. C. Roth, President of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust hereby certify that Michael D. Wagner is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust and that the signature set forth above is his true and correct signature.


DATE:  January 13, 1999                            /S/ MICHAEL J.C. ROTH
                                                   ----------------------------
                                                   Michael J.C. Roth
                                                   President

NationsBank                    SUBORDINATION                          EXHIBIT E
NationsBank, N.A.                AGREEMENT
--------------- ---------------------------------------------------------------
THIS IS AN AGREEMENT AMONG:                             DATED: January 13, 1999
-------------------------------------------------------------------------------
NAME AND ADDRESS OF LENDER   NAME AND ADDRESS            NAME AND ADDRESS OF
 (INCLUDING COUNTY):           OF BORROWER                     CREDITOR:

NationsBank, N.A.         USAA Mutual Fund, Inc.      USAA Capital Corporation
901 Main Street           USAA Investment Trust       9800 Fredericksburg Road
Dallas, Dallas County,                                San Antonio, Texas  78288
Texas  75202              USAA Tax Exempt Fund, Inc.
                          USAA State Tax-Free Trust
                          9800 Fredericksburg Road
                          San Antonio, Texas  78288

(LENDER)                           (DEBTOR)                    (CREDITOR)
-------------------------------------------------------------------------------

1. BACKGROUND. Debtor is or may be indebted to Lender pursuant to that certain Facility Agreement Letter dated January 13, 1999 between Debtor and Lender ("Senior Facility Agreement"). Debtor also is or may be indebted to Creditor pursuant to certain Facility Agreement Letters dated January 12, 1999 between Debtor and Creditor ("Subordinated Facility Agreements"). All debt (as hereinafter defined) under the Senior Facility Agreement is hereinafter referred to as "senior debt" and all debt (as hereinafter defined) under the Subordinated Facility Agreements is hereinafter referred to as "subordinated debt".

2. DEFINITION OF DEBT. The term "debt" as used in the terms "senior debt" and "subordinated debt" means all debts, obligations and liabilities, now or hereafter existing, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, irrespective of the person in whose favor such debt may originally have been created and regardless of the manner in which such debt has been or may hereafter be acquired by Lender or Creditor, as the case may be, and includes all costs incurred to obtain, preserve, perfect or enforce any security interest, lien or mortgage, or to collect any debt or to maintain, preserve, collect and enforce any collateral, and interest on such amounts.

3. SUBORDINATION OF DEBT. Until senior debt has been paid in full, Debtor will not pay and Creditor will not accept any payment on subordinated debt at any time that an Event of Default (as defined in the Senior Facility Agreement) has occurred and is continuing in respect of senior debt. Anything of value received by Creditor on account of subordinated debt in violation of this agreement will be held by Creditor in trust and immediately will be turned over to Lender in the form received to be applied by Lender on senior debt.

4. REMEDIES OF CREDITOR. Until all senior debt has been paid in full, without Lender's permission, Creditor will not be a party to any action or proceeding against any person to recover subordinated debt. Upon written request of Lender, Creditor will file any claim or proof of claim or take any other action to collect subordinated debt in any bankruptcy, receivership, liquidation, reorganization or other proceeding for relief of debtors or in connection with Debtor's insolvency, or in liquidation or marshaling of Debtor's assets or liabilities, or in any probate proceeding, and if any distribution shall be made to Creditor, Creditor will hold the same in trust for Lender and immediately pay to Lender, in the form received to be applied on senior debt, all money or other assets received in any such proceedings on account of subordinated debt until senior debt shall have been paid in full. If Creditor shall fail to take any such action when requested by Lender, Lender may enforce this agreement or as attorney in fact for Creditor and Debtor may take any such action on Creditor's behalf. Creditor hereby irrevocably appoints Lender Creditor's attorney in fact to take any such action that Lender might request Creditor to take hereunder, and to sue for, compromise, collect and receive all such money and other assets and take any other action in Lender's own name or in Creditor's name that Lender shall consider advisable for enforcement and collection of subordinated debt, and to apply any amounts received on senior debt.

5. MODIFICATIONS. At any time and from time to time, without Creditor's consent or notice to Creditor and without liability to Creditor and without releasing or impairing any of Lender's rights against Creditor or any of Creditor's obligations hereunder, Lender may take additional or other security for senior debt; release, exchange, subordinated or lose any security for senior debt; release any person obligated on senior debt, modify, amend or waive compliance with any agreement relating to senior debt; grant any adjustment, indulgence or forbearance to, or compromise with, any person liable for senior debt; neglect, delay, omit, fail or refuse to take or prosecute any action for collection of any senior debt or to foreclose upon any collateral or take or prosecute any action on any agreement securing any senior debt.

6. SUBORDINATION OF LIENS. Creditor subordinates and makes inferior to any security interests, liens or mortgages now or hereafter securing senior debt all security interests, liens, or mortgages now or hereafter securing subordinated debt. Any foreclosure against any property securing senior debt shall foreclose, extinguish and discharge all security interests, liens and mortgages securing subordinated debt, and any purchaser at any such foreclosure sale shall take title to the property so sold free of all security interest, liens and mortgages securing subordinated debt.

7.   STATEMENT  OF  SUBORDINATION;   ASSIGNMENT  BY   CREDITOR;   ADDITIONAL
     INSTRUMENTS. Debtor and Creditor will cause any instrument evidencing or securing subordinated debt to bear upon its face a statement that such instrument is subordinated to senior debt as set forth herein and will take all actions and execute all documents appropriate to carry out this agreement. Creditor will notify Lender not less than 10 days before any assignment of any subordinated debt.

8. ASSIGNMENT BY LENDER. Lender's rights under this agreement may be assigned in connection with any assignment or transfer of any senior debt.

9. VENUE. Debtor and Creditor agree that this agreement is performable in the county of Lender's address set out above.

10. CUMULATIVE RIGHTS; WAIVERS. This instrument is cumulative of all other rights and securities of the Lender. No waiver by Lender of any right hereunder, with respect to a particular payment, shall affect or impair its rights in any matters thereafter occurring.

11. SUCCESSORS AND ASSIGNS. This instrument is binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of each of the parties hereto, but Creditor covenants that it will not assign subordinated debt, or any part thereof, without making the rights and interests of the assignee subject in all respects to the terms of this instrument.

12. TERMINATION. This agreement shall terminate upon the termination of the Senior Facility Agreement and repayment in full of the senior debt.

   (LENDER)                (DEBTOR)                    (CREDITOR)
   NationsBank, N.A.       USAA Mutual Fund, Inc.      USAA Capital Corporation
                           USAA Investment Trust
                           USAA Tax Exempt Fund, Inc.
                           USAA State Tax-Free Trust

   By  /S/ JOAN D'AMICO    By  /S/ MICHAEL J.C. ROTH   By  /S/ LAURIE B. BLANK
       ----------------        ---------------------      --------------------
      Its  VICE PRESIDENT        Its  PRESIDENT              Its  TREASURER

                                 EXHIBIT 8(e)

January 12, 1999

USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc., and
USAA State Tax-Free Trust, on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on Schedule A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention: Michael J.C. Roth, President

Gentlemen:

This Facility Agreement Letter (this "Agreement") sets forth the terms and conditions for loans (each a "Loan" and collectively the "Loans") which USAA Capital Corporation ("CAPCO") may from time to time make during the period commencing January 12, 1999 and ending January 11, 2000 (the "Facility Period") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "Borrower" and collectively the "Borrowers"), each of which is executing this Agreement on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on Schedule A hereto (as hereafter modified or amended in accordance with the terms hereof) (each a "Fund" and collectively the "Funds"), under a master revolving credit facility (the "Facility"). USAA Investment Management Company is the Manager and Investment Advisor of each Fund. CAPCO and the Borrowers hereby agree as follows:

       1. AMOUNT. The aggregate principal amount of the Loans which may be advanced under this Facility shall not exceed, at any one time outstanding, Two Hundred Fifty Million Dollars ($250,000,000). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under this Facility shall not exceed the borrowing limit (the "Borrowing Limit") on borrowings applicable to such Fund, as set forth on Schedule A hereto.

       2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit (Schedule A) and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility or any other facility, if the aggregate amount of such Loan and any other such loan exceeds 5% of the total assets of such Fund.

       3. BORROWING RATE AND MATURITY OF LOANS. CAPCO may make Loans to a Borrower and the principal amount of the Loans outstanding from time to time shall bear interest at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets. Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the applicable Borrower and CAPCO. Notwithstanding the above, all Loans to a Borrower shall be made available at a rate per annum equal to the rate at which CAPCO would make loans to affiliates and subsidiaries. Further, if the CAPCO rate exceeds the rate at which a Borrower could obtain funds pursuant to the NationsBank, N.A. ("NationsBank") 364-day committed $100,000,000 Master Revolving Credit Facility, the Borrower will in the absence of predominating circumstances, borrow from NationsBank. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the Federal Funds Rate plus 1 percent (100 basis points) and shall be payable on demand.

       4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and subject to the terms and conditions contained herein, CAPCO shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may at CAPCO's sole and absolute discretion, borrow, repay and reborrow funds hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A. Each Loan shall be in an aggregate amount not less than One Hundred Thousand United States Dollars (U.S. $100,000) and increments of One Thousand United States Dollars (U.S. $1,000) in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2 p.m. San Antonio time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, subject to the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).

       5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to CAPCO in full, and CAPCO is no longer obligated to make Loans, the Funds (to be allocated among the Funds as the Borrowers deem appropriate) may pay to CAPCO a facility fee (the "Facility Fee") in the amount up to .04 of one percent (4 basis points) of the amount of the Commitment, as it may be reduced pursuant to section 6. The Facility Fee shall be payable quarterly in arrears beginning March 31, 1999, and upon termination of the Facility (whether by acceleration or otherwise).

       6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers shall have the right upon at least three (3) business days prior written notice to CAPCO, to terminate or reduce the unused portion of the Commitment. Any such reduction of the commitment shall be in the amount of Five Million United States Dollars (U.S. $5,000,000) or any larger integral multiple of One Million United States Dollars (U.S. $1,000,000) (except that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to CAPCO on the effective date of such termination.

       7. MANDATORY TERMINATION OF THE FACILITY. The Facility, unless extended by written amendment, shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (together with accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

       8. COMMITTED FACILITY. CAPCO acknowledges that the Facility is a committed facility and that CAPCO shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; provided, however, that CAPCO shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or if at the time of a request for a Loan by a Borrower (on behalf of the applicable Fund(s)) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Borrower (or such applicable Fund(s)).

       9. LOAN REQUESTS. Each request for a Loan (each a "Borrowing Notice") shall be in writing by the applicable Borrower(s), except that such Borrower(s) may make an oral request (each an "Oral Request") provided that each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("Terms") of the requested Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower(s) which are borrowing such Loan and the amount of such Loan to be borrowed by each Borrower, (iv) the Funds for whose benefit the loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, and (v) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio time on the day the Loan is requested to be made.

Each Borrowing Notice shall constitute a representation to CAPCO by the applicable Borrower(s) that all of the representations and warranties in
Section 12 hereof are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring.

       10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

               (a) CAPCO shall provide each applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; provided, however, that the failure to do so shall not affect the obligation of any such

       Borrower;

               (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower(s) as specified in EXHIBIT B to this Agreement or as such Borrower(s) shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in Section 11) of such Borrower(s); and

               (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; provided, however, that the failure to do so shall not affect the obligation of any Borrower.

               (d) CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify CAPCO thereof.

       11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to CAPCO (a) the duly executed Note, (b) Resolutions of each Borrower's Trustees or Board of Directors authorizing such Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D to this Agreement, authorizing certain individuals ("Authorized Individuals"), to take on behalf of each Borrower (on behalf of the applicable Funds) actions contemplated by this Agreement and the Note, and (d) the Opinion of Counsel to USAA Investment Management Company, Manager and Advisor to the Borrowers, with respect to such matters as CAPCO may reasonably request .

       12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby makes with respect to itself, and as may be relevant, the series of Funds comprising such Borrower, the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

               (a) ORGANIZATION, STANDING, ETC. The Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

               (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. The Borrower has furnished CAPCO with certain financial statements of such Borrower with respect to itself and the applicable Funds, all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by such Borrower or the applicable Funds in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

               (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of the Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement of such Borrower or the applicable Funds, or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Funds, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of such Borrower or the applicable Funds pursuant to any such term. The Borrower and the applicable Funds are not in violation of any term of their respective charter, by-laws or trust agreement, and such Borrower and the applicable Funds are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

               (d) SEC COMPLIANCE. The Borrower and the applicable Funds are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. The Borrower and the applicable Funds are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Funds;

               (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of the Borrower's knowledge, threatened against such Borrower or the applicable Funds in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which, if adversely determined, could have a material adverse effect on the assets or business operations of such Borrower or the applicable Funds or the ability of such Borrower and the applicable Funds to pay and perform their obligations hereunder and under the Notes;

               (f) BORROWERS' RELATIONSHIP TO FUNDS. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are subject to and liable for such Loans and are available (except as subordinated to borrowings under the NationsBank committed facility) to the applicable Borrower for the repayment of such Loans; and

               (G) YEAR 2000 PREPAREDNESS. Each Borrower has (i) initiated a review and assessment of all areas within its business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by such Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, such Borrower reasonably believes that all computer applications that are material to its business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Funds or the ability of such Borrower and the applicable Funds to pay and perform their obligations hereunder and under the Note.

       13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal and interest due to CAPCO by a Borrower pursuant to any Loan made to such Borrower is irrevocably paid in full, and until the Facility is terminated, such Borrower (for itself and on behalf of its respective Funds) agrees:

               (a) To deliver to CAPCO as soon as possible and in any event within ninety (90) days after the end of each fiscal year of such Borrower and the applicable Funds, Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

               (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Funds, Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Funds Semiannual Report to shareholders, together with a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

               (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower to perform its obligations under this Agreement or the

       Note;

               (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

               (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could materially affect the ability of such Borrower or the applicable Funds to promptly repay the outstanding Loans or otherwise perform their obligations hereunder;

               (f) In the event a Loan for the benefit of a particular Fund is not repaid in full within 10 days after the date it is borrowed , and until such Loan is repaid in full, to deliver to CAPCO, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

               (g) Upon the request of CAPCO which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

       14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal and interest due to CAPCO by a Borrower pursuant to any Loan made to such Borrower is irrevocably paid in full, and until the Facility is terminated, such Borrower (for itself and on behalf of its respective Funds) agrees:

               (a) Not to incur any indebtedness for borrowed money (other than pursuant to the One Hundred Million Dollar ($100,000,000) committed Master Revolving Credit Facility with NationsBank, the Five Hundred Million Dollar ($500,000,000) uncommitted Master Revolving Credit Facility with CAPCO and for overdrafts incurred at the custodian of the Funds from time to time in the normal course of business) except the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

               (b) Not to  dissolve or  terminate  its  existence,  or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (other than assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; provided that a Borrower may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 of the Investment Company Act of 1940.

       15. EVENTS OF DEFAULT. If any of the following events (each an "Event of Default") shall occur (it being understood that an Event of Default with respect to one Fund or Borrower shall not constitute an Event of Default with respect to any other Fund or Borrower):

               (a) Any Borrower or Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five (5) days after the same becomes due and payable, whether at maturity or with respect to any Facility Fee at a date fixed for the payment thereof;

               (b) Any Borrower or Fund shall default in the performance of or compliance with any term contained in Section 13 hereof and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given such Borrower or Fund by CAPCO;

               (c) Any Borrower or Fund shall default in the performance of or compliance with any term contained in Section 14 hereof;

               (d) Any Borrower or Fund shall default in the performance or compliance with any other term contained herein and such default shall not have been remedied within thirty (30) days after written notice thereof shall have been given such Borrower or Fund by CAPCO;

               (e) Any representation or warranty made by a Borrower or Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made;

               (f) An event of default shall occur and be continuing under any other facility; then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the applicable Borrower or Fund (i) terminate the Facility with respect to such Borrower or Fund and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Borrower or Fund, and all other amounts due hereunder with respect to such Borrower or Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers.

       16. NEW BORROWERS; NEW FUNDS. So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO, which consent will not be unreasonably withheld:

               (a) Any investment company that becomes part of the same "group of investment companies" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended Schedule A and Exhibit B to this Agreement to CAPCO (which amended Schedule A and Exhibit B shall replace the corresponding Schedule and Exhibit which are, then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "Borrower" hereunder; and

               (b) A Borrower may, by submitting an amended Schedule A and Exhibit B to this Agreement to CAPCO (which amended Schedule A and Exhibit B shall replace the corresponding Schedule and Exhibit which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of Schedule A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior approval of CAPCO.

       17. LIMITED RECOURSE. CAPCO agrees (i) that any claim, liability, or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (ii) that no assets of any fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

       18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower(s) and/or Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses.

       19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

       20. EXPENSES. The Fund(s) (to be allocated among the Funds as the Borrowers deem appropriate) shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note.

       21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

       22. NOTICES. All notices hereunder and all written, facsimile or telecopied confirmations of Oral Requests made hereunder shall be sent to the Borrowers as indicated on EXHIBIT B and to CAPCO as indicated on EXHIBIT C.

       23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged except by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

       24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof.

       25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers, the Funds and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION


By:      /S/ LAURIE B. BLANK
         -----------------------
         Laurie B. Blank
         Vice President-Treasurer

AGREED AND ACCEPTED this 12th Day of January, 1999.

USAA MUTUAL FUND, INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHAEL J.C. ROTH
         -----------------------
         Michael J.C. Roth
         President


USAA INVESTMENT  TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHAEL J.C. ROTH
         -----------------------
         Michael J.C. Roth
         President


USAA TAX EXEMPT FUND,  INC.,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHAEL J.C. ROTH
         -----------------------
         Michael J.C. Roth
         President


USAA STATE  TAX-FREE  TRUST,
on behalf of and for the benefit
of its series of Funds as set forth
on Schedule A to this Agreement


By:      /S/ MICHAEL J.C. ROTH
         -----------------------
         Michael J.C. Roth
         President

                                   SCHEDULE A
                                   ----------


                       FUNDS FOR WHOSE BENEFIT LOANS CAN
                      BE BORROWED UNDER FACILITY AGREEMENT

BORROWER                 FUNDS                       BORROWING LIMIT
--------                 -----                       ---------------
                                                     (Maximum  percent of total
                                                     assets    which   can   be
                                                     borrowed   under  Facility
                                                     and    the     uncommitted
                                                     facility with CAPCO)

USAA MUTUAL FUND, INC.       USAA Aggressive Growth       5% of Total Assets
                             USAA Growth & Income                 "
                             USAA Income Stock                    "
                             USAA Short-Term Bond                 "
                             USAA Money Market                    "
                             USAA Growth                          "
                             USAA Income                          "
                             USAA S&P 500 Index                   "
                             USAA Science & Technology            "
                             USAA First Start Growth              "

USAA INVESTMENT TRUST        USAA Cornerstone Strategy            "
                             USAA Gold                            "
                             USAA International                   "
                             USAA World Growth                    "
                             USAA GNMA Trust                      "
                             USAA Treasury Money Market Trust     "
                             USAA Emerging Markets                "
                             USAA Growth and Tax Strategy         "
                             USAA Balanced Strategy               "
                             USAA Growth Strategy                 "
                             USAA Income Strategy                 "

USAA TAX EXEMPT FUND, INC.   USAA Long-Term                       "
                             USAA Intermediate-Term               "
                             USAA Short-Term                      "
                             USAA Tax Exempt Money Market         "
                             USAA California Bond                 "
                             USAA California Money Market         "
                             USAA New York Bond                   "
                             USAA New York Money Market           "
                             USAA Virginia Bond                   "
                             USAA Virginia Money Market           "

USAA STATE TAX-FREE TRUST    USAA Florida Tax-Free Income         "
                             USAA Florida Tax-Free Money Market   "
                             USAA Texas Tax-Free Income           "
                             USAA Texas Tax-Free Money Market     "

                                                                      EXHIBIT A
                                                                      ---------

                          MASTER GRID PROMISSORY NOTE


U.S. $250,000,000                                       Dated: January 12, 1999


       FOR VALUE RECEIVED, each of the undersigned (each a "Borrower" and collectively the "Borrowers"), severally and not jointly, on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on Schedule A to the Agreement as defined below (each a "Fund" and collectively the "Funds") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas
78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 12, 1999 (as amended or modified, the "Agreement"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

       This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

       CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

       Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

       CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).
       Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

       Loans under the Agreement and this Note are subordinated to loans made under the $100,000,000 364-day committed Mater Revolving Credit Facility
Agreement between the Borrowers and NationsBank, N.A. (NationsBank), dated January 13, 1999, in the manner and to the extent set forth in the Agreement among the Borrowers, CAPCO and NationsBank, dated January 13, 1999.

         This Note shall be governed by the laws of the state of Texas.

                                                    USAA MUTUAL FUND,  INC., on
                                                    behalf   of  and   for  the
                                                    benefit  of its  series  of
                                                    Funds   as  set   forth  on
                                                    Schedule A to the Agreement


                                                    By:  /S/ MICHAEL J.C. ROTH
                                                         ----------------------
                                                         Michael J.C. Roth
                                                         President


                                                    USAA  INVESTMENT  TRUST, on
                                                    behalf   of  and   for  the
                                                    benefit  of its  series  of
                                                    Funds   as  set   forth  on
                                                    Schedule A to the Agreement


                                                    By:  /S/ MICHAEL J.C. ROTH
                                                         ----------------------
                                                         Michael J.C. Roth
                                                         President

                                                    USAA TAX EXEMPT FUND, INC.,
                                                    on  behalf  of and  for the
                                                    benefit  of its  series  of
                                                    Funds   as  set   forth  on
                                                    Schedule A to the Agreement


                                                    By:  /S/ MICHAEL J.C. ROTH
                                                         ----------------------
                                                         Michael J.C. Roth
                                                         President


                                                    USAA STATE TAX-FREE  TRUST,
                                                    on  behalf  of and  for the
                                                    benefit  of its  series  of
                                                    Funds   as  set   forth  on
                                                    Schedule A to the Agreement


                                                    By:  /S/ MICHAEL J.C. ROTH
                                                         ----------------------
                                                         Michael J.C. Roth
                                                         President

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 12, 1999, executed by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC. AND USAA STATE TAX-FREE TRUST on behalf of and for the benefit of the series of funds comprising each such Borrower payable to the order of USAA CAPITAL CORPORATION.

[GRID]
Date of Loan

Borrower
and Fund

Amount of
Loan

Type of Rate and
Interest Rate on Date
of Borrowing

Amount of
Principal Repaid

Date of
Repayment

Other
Expenses

Notation made
by

                                                                      EXHIBIT B
                                                                      ---------

                            USAA CAPITAL CORPORATION
                                MASTER REVOLVING
                           CREDIT FACILITY AGREEMENT
                           BORROWER INFORMATION SHEET


BORROWER:   USAA MUTUAL FUND,  INC.,  USAA  INVESTMENT  TRUST,  USAA TAX EXEMPT
            FUND, INC. AND USAA STATE TAX-FREE TRUST

ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THE BORROWER:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288 (For Federal Express,78240)
                           Attention:       John W. Saunders, Jr.
                                            Senior Vice President,
                                            Fixed Income Investments

                           Telephone:       (210) 498-7320
                           Telecopy:        (210) 498-5689

                                            David G. Peebles
                                            Senior Vice President,
                                            Equity Investments

                           Telephone:       (210) 498-7340
                           Telecopy:        (210) 498-2954

ADDRESS FOR BORROWING AND PAYMENTS:

                           9800 Fredericksburg Road
                           San Antonio, Texas 78288
                           Attention:       Caryl J. Swann

                           Telephone:       (210) 498-7303
                           Telecopy:        (210) 498-0382 or 498-7819
                           Telex:           767424

INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:  __X__FED FUNDS   _____CHIPS

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS
----------------------------------------------------------

ABA #011-00-0028
----------------


USAA MUTUAL FUND, INC.
======================

USAA AGGRESSIVE GROWTH FUND                 ACCT.# 6938-502-9
-------------------------------------------------------------
USAA GROWTH & INCOME FUND                   ACCT.# 6938-519-3
-------------------------------------------------------------
USAA INCOME STOCK FUND                      ACCT.# 6938-495-6
-------------------------------------------------------------
USAA SHORT-TERM BOND FUND                   ACCT.# 6938-517-7
-------------------------------------------------------------
USAA MONEY MARKET FUND                      ACCT.# 6938-498-0
-------------------------------------------------------------
USAA GROWTH FUND                            ACCT.# 6938-490-7
-------------------------------------------------------------
USAA INCOME FUND                            ACCT.# 6938-494-9
-------------------------------------------------------------
USAA S&P 500 INDEX FUND                     ACCT.# 6938-478-2
-------------------------------------------------------------
USAA SCIENCE & TECHNOLOGY FUND              ACCT.# 6938-515-1
-------------------------------------------------------------
USAA FIRST START GROWTH FUND                ACCT.# 6938-468-3
-------------------------------------------------------------

USAA INVESTMENT TRUST
=====================

USAA CORNERSTONE STRATEGY FUND              ACCT.# 6938-487-3
-------------------------------------------------------------
USAA GOLD FUND                              ACCT.# 6938-488-1
-------------------------------------------------------------
USAA INTERNATIONAL FUND                     ACCT.# 6938-497-2
-------------------------------------------------------------
USAA WORLD GROWTH FUND                      ACCT.# 6938-504-5
-------------------------------------------------------------
USAA GNMA TRUST                             ACCT.# 6938-486-5
-------------------------------------------------------------
USAA TREASURY MONEY MARKET TRUST            ACCT.# 6938-493-1
-------------------------------------------------------------

-------------------------------------------------------------
USAA EMERGING MARKETS FUND                  ACCT.# 6938-501-1
-------------------------------------------------------------
USAA GROWTH AND TAX STRATEGY FUND           ACCT.# 6938-509-4
-------------------------------------------------------------
USAA BALANCED STRATEGY FUND                 ACCT.# 6938-507-8
-------------------------------------------------------------
USAA GROWTH STRATEGY FUND                   ACCT.# 6938-510-2
-------------------------------------------------------------
USAA INCOME STRATEGY FUND                   ACCT.# 6938-508-6
-------------------------------------------------------------

USAA TAX EXEMPT FUND, INC.
==========================

USAA LONG-TERM FUND                         ACCT.# 6938-492-3
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USAA INTERMEDIATE-TERM FUND                 ACCT.# 6938-496-4
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USAA SHORT-TERM FUND                        ACCT.# 6938-500-3
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USAA TAX EXEMPT MONEY MARKET FUND           ACCT.# 6938-514-4
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USAA CALIFORNIA BOND FUND                   ACCT.# 6938-489-9
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USAA CALIFORNIA MONEY MARKET FUND           ACCT.# 6938-491-5
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USAA NEW YORK BOND FUND                     ACCT.# 6938-503-7
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USAA NEW YORK MONEY MARKET FUND             ACCT.# 6938-511-0
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USAA VIRGINIA BOND FUND                     ACCT.# 6938-512-8
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USAA VIRGINIA MONEY MARKET FUND             ACCT.# 6938-513-6
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USAA STATE TAX-FREE TRUST
=========================

USAA FLORIDA TAX-FREE INCOME FUND           ACCT.# 6938-473-3
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USAA FLORIDA TAX-FREE MONEY MARKET FUND     ACCT.# 6938-467-5
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USAA TEXAS TAX-FREE INCOME FUND             ACCT.# 6938-602-7
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USAA TEXAS TAX-FREE MONEY MARKET FUND       ACCT.# 6938-601-9
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

                                                                      EXHIBIT C
                                                                      ---------

                      ADDRESS FOR USAA CAPITAL CORPORATION

                            USAA Capital Corporation
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                            Attention:          Laurie B. Blank
                            Telephone No.:      (210) 498-0825
                            Telecopy No.:       (210) 498-6566

                                                                      EXHIBIT D
                                                                      ---------

                             OFFICER'S CERTIFICATE
                             ---------------------

The undersigned hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust and that he is authorized to execute this Certificate on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust. The undersigned hereby further certifies to the following:

The following individuals are duly authorized to act on behalf of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. and USAA State Tax-Free Trust, by transmitting telephonic, telex, or telecopy instructions and other communications with regard to borrowing and payments pursuant to the committed Master Revolving Credit Agreement with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

         NAME                       OFFICE                     SIGNATURE
         ----                       ------                     ---------


Michael J.C. Roth          President                  /S/ MICHAEL J.C. ROTH
                                                      -------------------------

John W. Saunders, Jr.      Senior Vice President,
                           Fixed Income Investments   /S/ JOHN W. SAUNDERS, JR.
                                                      -------------------------

David G. Peebles           Senior Vice President,
                           Equity Investments         /S/ DAVID G. PEEBLES
                                                      -------------------------

Kenneth E. Willmann        Vice President,
                           Mutual Fund Portfolios     /S/ KENNETH E. WILLMANN
                                                      -------------------------

Sherron A. Kirk            Vice President,
                           Controller                 /S/ SHERRON A. KIRK
                                                      -------------------------

Caryl J. Swann             Executive Director,
                           Mutual Fund Analysis
                           and Support                /S/ CARYL J. SWANN
                                                      -------------------------

IN WITNESS WHEREOF, I have executed this Certificate as of this 12th day of January, 1999.


                                                      /S/ MICHAEL D. WAGNER
                                                      -------------------------
                                                      Michael D. Wagner
                                                      Secretary

I, Michael J.C. Roth, President of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. And USAA State Tax-Free Trust hereby certify that Michael D. Wagner is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc. And USAA State Tax-Free Trust and that the signature set forth above is his true and correct signature.


DATE: January 12, 1999                                /S/ MICHAEL J.C. ROTH
                                                      -------------------------
                                                      Michael J.C. Roth
                                                      President